UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 2014

Aetrium Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-22166	41-1439182
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2350 Helen Street, North St. Paul, Minnesota	55109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 770-2000

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 19, 2014, Aetrium Incorporated (the “Company”) received a notification letter from the Listing Qualifications Department of The NASDAQ Stock Market LLC (“Nasdaq”) which stated that the Company no longer complies with Nasdaq’s Rule 5250(c)(1) for continued listing because the Company has not yet filed its Quarterly Report on Form 10-Q for the period ended September 30, 2014 with the Securities and Exchange Commission (the “SEC”).

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on October 28, 2014, the Company is in the process of reviewing its financial statements for the second quarter of 2014 and working to improve the processes, procedures and controls at its subsidiary KBS Builders, Inc. (“KBS”) and to correct accounting errors that occurred at KBS during the preparation of such financial statements. KBS operates the Company’s modular housing manufacturing business that was acquired in April 2014. Because this process is ongoing, the Company has not yet been able to complete its Quarterly Report on Form 10-Q for the period ended September 30, 2014.

The Nasdaq letter states that the Company has 60 calendar days from the date of the letter to submit a plan to regain compliance with listing rules. If Nasdaq accepts the plan, it may grant an exception until May 13, 2015 for the Company to regain compliance. The Company intends to file an amendment to its Quarterly Report on Form 10-Q for the period ended June 30, 2014 to reflect the restatement of its second quarter 2014 financial statements and to file its Quarterly Report on Form 10-Q for the period ended September 30, 2014 with the SEC as soon as reasonably practicable.

Item 8.01. Other Events.

On November 21, 2014, the Company issued a press release announcing its receipt of the Nasdaq letter. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 21, 2014.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements”, as such term is used within the meaning of the Private Securities Litigation Reform Act of 1995. These “forward-looking statements” are not based on historical fact and involve assessments of certain risks, developments, and uncertainties in the Company’s business looking to the future. Such forward-looking statements can be identified by the use of terminology such as “may”, “will”, “should”, “expect”, “anticipate”, “estimate”, “intend”, “continue”, or “believe”, or the negatives or other variations of these terms or comparable terminology. Forward-looking statements may include projections, forecasts, or estimates of future performance and developments. Forward-looking statements contained in this Current Report on Form 8-K are based upon assumptions and assessments that the Company believes to be reasonable as of the date hereof. Whether those assumptions and assessments will be realized will be determined by future factors, developments, and events, which are difficult to predict and may be beyond the Company’s control. Actual results, factors, developments, and events may differ materially from those the Company assumed and assessed. Risks, uncertainties, contingencies, and developments, including those discussed in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and those identified in “Risk Factors” in the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2014 and June 30, 2014 and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, could cause the Company’s future operating results to differ materially from those set forth in any forward-looking statement. There can be no assurance that any such forward-looking statement, projection, forecast or estimate contained can be realized or that actual returns, results, or business prospects will not differ materially from those set forth in any forward-looking statement. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aetrium Incorporated

Dated: November 21, 2014	By:	/s/ Paul H. Askegaard
	Name:	Paul H. Askegaard
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 21, 2014.